Exhibit 10.2

LEGACY EDUCATION ALLIANCE, INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

THIS CERTIFIES THAT, for value received, [  ] (together with its successors and assigns, the “Holder”), commencing on the Uplisting (as defined in Section 1.1) (the “Date of Exercise”), is entitled to purchase, subject to the conditions set forth below, at any time and from time to time, in whole or in part, during the Exercise Period (as defined in Section 1.3), that number of fully paid and non-assessable shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”), of Legacy Education Alliance, Inc., a Nevada corporation (the “Company”), that is not more than the Warrant Share Number (as defined in Section 1.1), subject to the further provisions of this Warrant, at the Warrant Exercise Price (as defined in Section 1.2).

1. EXERCISE OF WARRANT

The terms and conditions upon which this Warrant may be exercised, and the shares of Common Stock covered hereby which may be purchased hereunder, are as follows:

1.1. Warrant.

(a) The Company hereby issues to the Holder this Warrant.

(b) The number of Shares that the Holder is entitled to purchase under the terms and conditions of this Warrant (the “Warrant Share Number”) is equal to such number of shares of Common Stock as shall equal [  ]% (the “Share Percentage”) of the total issued and outstanding shares of Common Stock upon the consummation of the Uplisting.

(c) For the purposes of this Agreement, the following terms shall have the respective meanings ascribed thereto in this Section 1.1(c):

(i) “Affiliate” shall have the meaning ascribed to such term under the Securities Act and the regulations promulgated thereunder.

(ii) “Business Day” shall mean any date that the banks and the securities markets are in New York, New York open for business for the conduct of business in the regular course on such date.

(iii) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(iv) “Person” shall mean any individual, trust or entity or governmental authority or agency.

(v) “Securities Act” shall mean the Securities Act of 1933, as amended.

(vi) “Uplist Price” shall mean the price per share of Common Stock in the Capital Raise.

(vii) “Uplisting” shall mean such transaction or series of transactions resulting in the Company raising sufficient capital (the “Capital Raise”) to list its Common Stock on Nasdaq or another national securities exchange and the commencement of trading the Common Stock on such national securities exchange.

(viii) “Warrant” shall mean this warrant to purchase shares of Common Stock.

1.2. The Warrant Exercise Price. The exercise price for the Warrant (the “Warrant Exercise Price”) shall be equal, per share, to a 10% premium to the Uplist Price, subject to adjustment as provided in Section 4:

1.3. Method of Exercise.

(a) The Holder of this Warrant may exercise, in whole or in part, the purchase rights evidenced by this Warrant during the period commencing on the Date of Exercise of this Warrant and ending on the date that is the fifth (5th) anniversary of the Date of Exercise of this Warrant, unless extended by the Company in its sole discretion (the “Exercise Period”). Such exercise shall be effected by:

(i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto (a “Notice of Exercise”), to the Secretary of the Company at its principal offices;

(ii) the payment to the Company, by certified check or bank draft payable to its order, of an amount equal to the aggregate Warrant Exercise Price for the number of Shares for which the purchase rights hereunder are being exercised; and

(iii) the delivery to the Company, if necessary, to assure compliance with federal and state securities laws, of an instrument executed by the Holder certifying that the Shares are being acquired for the sole account of the Holder and not with a view to any resale or distribution.

(b) Conditions to Exercise of the Warrant.

(i) Notwithstanding the provisions of any provision of this Warrant, including Section 1.3, the exercise of this Warrant is contingent upon the Company’s satisfaction that the issuance of the Shares for which this Warrant is being exercised is exempt from the requirements of the Securities Act and all applicable state securities laws or the Shares are duly registered under the Securities Act. The Holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant.

(ii) Notwithstanding anything to the contrary contained herein, the number of Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (the “Beneficial Ownership”, does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise) (the “Maximum Percentage”). For the avoidance of doubt, except as otherwise provided herein in connection with a transaction described in Section 4.3 (a “Fundamental Transaction”), this Warrant may not be exercised in whole or in part if the Holder’s Beneficial Ownership (as calculated herein) exceeds the Maximum Percentage prior to such exercise. For such purposes, Beneficial Ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction of this Warrant or under any other provision of Section 4. This restriction may not be waived except by the Holder providing a notice to the Company as provided herein. For any reason at any time, upon the written or oral request of the Holder, the Company shall promptly confirm in writing (which may be by electronic mail) to the Holder the number of shares of Common Stock then outstanding. To the extent that the limitation contained in this Section 1.3(b)(ii) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination other than its obligation in this Section 1.3(b)(ii) above to, upon the Holder’s request, confirm in writing to the Holder the number of shares of Common Stock then outstanding. Notwithstanding any provision of this Section 1.3(b)(ii) to the contrary, the limitations on the exercise of this Warrant under this Section 1.3(b)(ii) shall not be applicable from and after the date that is 61 days after the date that the Holder provides written notice to the Company that the Holder elects to have Beneficial Ownership of the Company’s Common Stock in excess of the Maximum Percentage, in which case such Holder shall have the right to exercise this Warrant without the limitations of this Section 1.3(b)(ii); provided, that the limitations of this Section 1.3(b)(ii) shall again be applicable to any assignee of this Warrant until 61 days after such assignee provides such notice to the Company.

1.4. Issuance of Shares. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the Holder.

1.5. Partial Exercise. If this Warrant shall have been exercised only in part, then the Company shall, at the time of delivery of the certificate or certificates for the Shares purchased upon such exercise, also deliver to the Holder a new Warrant evidencing the remaining outstanding unexercised balance of Shares purchasable hereunder.

1.6. Cancellation. Notwithstanding anything in this Warrant to the contrary, this Warrant shall be cancelled, and shall not be exercisable, if it is not exercised before the expiration of the Exercise Period.

2. TRANSFER RESTRICTIONS

2.1. Transfer. This Warrant and the Shares issuable upon exercise hereof are “restricted securities” as such term is defined by the rules and regulations promulgated under the Securities Act. This Warrant and the Shares issuable upon exercise hereof may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of this Warrant or the Shares issuable upon exercise hereof, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Holder, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of the transferred Warrant or Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Warrant and the Agreement and shall have the rights and obligations of a Holder under this Warrant and the Agreement.

2.2. Legend.

(a) The Holder agrees to the imprinting of a legend on any of the Shares issuable upon exercise hereof in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(b) Notwithstanding the foregoing, certificates evidencing this Warrant or the Shares issuable upon exercise hereof shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of this Warrant or such Shares issuable upon exercise hereof pursuant to Rule 144, (iii) if this Warrant or such Shares issuable upon exercise hereof are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to this Warrant or such Shares issuable upon exercise hereof and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).

2.3. Sale. The Holder agrees that the Holder will sell this Warrant or any Shares issuable upon exercise hereof only pursuant to either: (i) the registration requirements of the Securities Act, including any applicable prospectus delivery requirements; or (ii) an exemption therefrom, and that if this Warrant or any Shares issuable upon exercise hereof are sold pursuant to any such effective registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Shares or this Warrant is predicated upon the Company’s reliance upon this understanding.

3. Fractional Shares

Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares, provided that in lieu of any fraction shares, the Company shall make a cash payment to the Holder in an amount equal to the fair market value (as determined by the Board of Directors of the Company in its reasonable good faith) of such fractional share.

4. ADJUSTMENT PROVISIONS

4.1. Stock Splits and Combinations. If the Company shall at any time after the Date of Exercise subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time after the Date of Exercise subdivide the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Exercise Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.2. Reclassification, Exchange And Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the Holder would have been entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

4.3. Reorganizations, Mergers, Consolidations Or Sale Of Assets. If at any time there shall be a capital reorganization of the Company’s Common Stock (other than a combination, reclassification, exchange, or subdivision of shares as described in Sections 4.1 or 4.2) or merger or consolidation of the Company with or into another entity, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Exercise Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor entity resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Exercise Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder of this Warrant at the address of the Holder shown on the Company’s books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated, and specify the Warrant Exercise Price then in effect after the adjustment and the increased or decreased number of Shares or the other shares or property purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Warrant.

5. Reservation of Stock Issuable Upon Exercise.

The Company shall at all times from the Date of Exercise reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but un-issued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

6. RIGHTS PRIOR TO EXERCISE OF WARRANT

6.1. This Warrant does not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time during the Exercise Period and prior to its exercise, any of the following events shall occur:

(a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend) to the Holders of its shares of Common Stock; or

(b) the Company shall offer to the holders of its shares of Common Stock any additional Warrant of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

(c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets and business as an entirety) shall be proposed and action by the Company with respect thereto has been approved by the Company’s Board of Directors;

then in any one or more of said events the Company shall give notice in writing of such event to the Holder at the last address of the Holder as it shall appear on the Company’s records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Exercise Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

7. SUCCESSORS AND ASSIGNS

The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and permitted assigns.

8. LOSS OR MUTILATION

8.1. Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of shares of Common Stock.

8.2. The Holder also acknowledges that each of the Shares issuable upon the due exercise hereof will be subject to any transfer restrictions in the Company’s Articles of Incorporation, and the certificate or certificates evidencing the Shares will bear a legend to this effect.

9. TERMINATION DATE

This Warrant shall terminate upon the sooner of (a) five years from the Date of Exercise; or (b) the exercise of all or any portion of this Warrant pursuant to the terms of Section 1 hereof.

10. GOVERNING LAW

This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York without regard to conflicts of law.

11. HEADINGS

The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

12. NOTICES.

All notices or other communications given or made hereunder shall be in writing and shall be mailed by certified mail, delivered by professional courier or hand, or transmitted via email or facsimile, to such party’s address as set forth in the Warrant Register, or such other address as the Holder or the Company shall notify the other in writing as above provided. Any notice sent in accordance with this section shall be effective on the date three days after the date of mailing or, if delivered by hand or professional courier, or transmitted via email or facsimile with delivery receipt (or acknowledgement or confirmation which may be by electronic means), on the date of delivery, provided, however, that notices to the Company will be effective upon receipt.

13. SEVERABILITY.

If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

14. Registration and Transfer of Warrants, etc.

Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company’s election and expense, by a Warrant Agent or the Company’s transfer agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof and the Holder for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes.

15. certain other provisions

15.1. Any reference to an action or event to occur on a specified date that is not a Business Day shall be a reference to the immediately following Business Day.

15.2. Any calculations of the number of Shares to be issued upon the exercise of this Warrant, in whole or in part, shall be made by the Company and, absent manifest error, such calculation shall be conclusive and binding.

15.3. The terms and conditions of this Warrant shall not be amended, modified or supplemented other than in accordance with a written amendment signed by the Holder and the Company that specifically provides for such amendment, modification or supplement.

16. Cooperation in the Registration of Shares.

The Company shall have the right, but not the obligation, to register the Shares for resale with the Securities and Exchange Commission. In any such registration by the Company, the Holder shall cooperate with the Company and provide the Company with all information reasonably requested from time to time by the Company.

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In Witness Whereof, the parties have executed this Warrant as of the date first written above.

COMPANY
LEGACY EDUCATION ALLIANCE, INC.

By:
Name:	Barry Kostiner
Title:	CEO

HOLDER	[ ]

By:

Name:

Title:

NOTICE OF WARRANT EXERCISE

To: Legacy Education Alliance, Inc.

1490 NE Pine Island Road, Suite 5D

Cape Coral, FL 33909

Gentlemen:

The undersigned, _____________________________, hereby elects to purchase, pursuant to the provisions of the foregoing Warrant held by the undersigned, __________ shares of the common stock (“Common Stock”) of Legacy Education Alliance, Inc.

Payment of the purchase price of __________ per Share required under such Warrant accompanies this notice.

The undersigned hereby represents and warrants that the undersigned is acquiring such Common Stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect.

If the number of shares of Common Stock purchased (and/or canceled) hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased (or canceled) be issued and delivered as follows:

ISSUE TO:	______________________
(NAME OF HOLDER)

______________________
(ADDRESS, INCLUDING ZIP CODE)

______________________
(SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
______________________
(NAME)

______________________
(ADDRESS, INCLUDING ZIP CODE)

DATED: _________, ____.

Signature:
Name:
Title:
Address: